UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2019

PROTAGONIST THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37852	98-0505495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Protagonist Therapeutics, Inc.

7707 Gateway Blvd., Suite 140

Newark, California 94560-1160

(Address of principal executive offices, including zip code)

(510) 474-0170

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001	PTGX	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01. Other Events.

On December 3, 2019, Protagonist Therapeutics, Inc. (the “Company”) issued a press release announcing preliminary Phase 2 results with hepcidin mimetic PTG-300 in the treatment of transfusion dependent beta-thalassemia. A copy of the press release titled “Protagonist Therapeutics Announces Preliminary Phase 2 Results with Hepcidin Mimetic PTG-300 in the Treatment of Transfusion Dependent Beta-Thalassemia” is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The Company will host a conference call to discuss the preliminary results from this clinical trial on December 3, 2019 at 8:30 a.m. Eastern Time.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press release, dated December 3, 2019, titled “Protagonist Therapeutics Announces Preliminary Phase 2 Results with Hepcidin Mimetic PTG-300 in the Treatment of Transfusion Dependent Beta-Thalassemia”.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Protagonist Therapeutics, Inc.

Dated: December 3, 2019

	By:	/s/ Don Kalkofen
Don Kalkofen
Chief Financial Officer

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